UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Schedule Update for Meetings of Stockholders

On December 17, 2004, Digital Lightwave, Inc. (the “Company) announced updates to its schedule of meetings for stockholders. The schedule for stockholders meetings includes:

•	January 14, 2005 – Annual Meeting of Stockholders for fiscal year 2003 (previously announced)

•	February 10, 2005 – Special Meeting of Stockholders

•	Second quarter of 2005 – Annual Meeting of Stockholders for fiscal year 2004

On December 17, 2004, the Company issued a press release announcing these schedule updates for meetings of stockholders. The press release is attached to this Current Report on Form 8-K as an exhibit and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibit.

99.1	Press Release dated December 17, 2004, announcing schedule updates for meetings of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: December 17, 2004	By:	/s/ JAMES R. GREEN
James R. Green
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 17, 2004, announcing schedule updates for meetings of stockholders.